 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2019

PLATINUM EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38343	98-1378631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300

Los Angeles, CA 90067

(Address, including zip code, of principal executive offices)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 6, 2019, Topaz Holdings LLC (f/k/a Topaz Holdings Corp.) (the “Holdco Acquiror”), a wholly-owned subsidiary of Platinum Eagle Acquisition Corp. (the “Company”), entered into an amendment (the “Amended Commitment Letter”) to that certain commitment letter, dated as of November 13, 2018, by and among the Holdco Acquiror and Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Bank PLC, Credit Suisse AG, Credit Suisse Loan Funding LLC, Deutsche Bank AG Cayman Islands Branch, Deutsche Bank AG New York Branch and Deutsche Bank Securities Inc. (collectively, the “Commitment Parties”), to provide that the maximum amount that can be borrowed on the closing date under the new asset based revolving credit facility of the Holdco Acquiror and its subsidiaries to, among other things, finance the Holdco Acquiror’s previously announced business combination with the Company, Target Logistics Management, LLC and RL Signor Holdings, LLC (the “Business Combination”), will be the greater of (x) $80 million (less the amount by which the total debt financing obtained in connection with the Business Combination (other than under such revolving credit facility) exceeds $300 million) and (y) $50 million.

The foregoing description of the Amended Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, in connection with the Business Combination, the Company expects to change its jurisdiction of incorporation from the Cayman Islands to the State of Delaware on March 12, 2019.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Amendment to Commitment Letter, dated March 6, 2019, by and among the Holdco Acquiror and the Commitment Parties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Platinum Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: March 11, 2019		Name: Eli Baker
Title: President, Chief Financial Officer and Secretary